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                                                                 Exhibit 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
Sel-Leb Marketing, Inc.

We consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-19625) of our report, dated March 24, 1998, on the consolidated financial statements of Sel-Leb Marketing, Inc. and its subsidiaries which appear elsewhere in this Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997.


                                         J.H. COHN LLP

Roseland, New Jersey
March 30, 1998